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                                                                    EXHIBIT 99.1

                                                         Please mark
                                                         your vote as  [X]
                                                         indicated in
                                                         the example
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                                                                                      Class A Common Stock
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    THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR ITEMS 1 AND 2
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  Item 1. Approve of the Merger, as          FOR  AGAINST  ABSTAIN   Item 2. Election of Directors    FOR        WITHHOLD
          more fully described in the Proxy  [ ]    [ ]      [ ]     Election of the following        ALL       AUTHORITY
          Statement/Prospectus and the                               nominees as Directors:         NOMINEES  to vote for All
          transactions contemplated                                                                              Nominees
          thereby.                                                   -----------------------------     [ ]          [ ]

                                                                     ------------------.
                                                                     Withhold authority to vote for the
                                                                     following nominee(s):

                                                                     ------------------------  -----------------------

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                                                               FOR                        W-4 INFORMATION
 Item 1.a. I elect to receive cash in the Merger, if approved. [  ]            Social Security No. or Employer Identification
                                                                               NO.
                                                                                  -----------------------------
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                                                                               Awaiting TIN [ ]
                                                                                               ----------------
                                                                               Certification - Under penalties of perjury, I
                                                                               certify that (1) The Number shown on this form
                                                                               is my correct Taxpayer Identification Number (or
                                                                               I am waiting for a number to be issued to me),
                                                                               and (2) I am not subject to backup withholding
                                                                               either because I have not been notified by the
                                                                               Internal Revenue Service (IRS) that I am subject
                                                                               to backup withholding as a result of a failure to
                                                                               report all interest or dividends, or the IRS has
                                                                               notified me that I am no longer subject to backup
                                                                               withholding.
                                                                               -------------------------------------------------

  Signature                                      Signature                                               Date
           -------------------------------------           -----------------------------------------------    ------------------
  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                                                  - FOLD AND DETACH HERE -
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